UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

CYCLACEL PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500 Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2010, Cyclacel Pharmaceuticals, Inc. (the “Company”) issued a press release announcing topline results from APPRAISE, the Company’s Phase 2b, randomized discontinuation, double-blinded, placebo-controlled, study of oral seliciclib capsules as a third or more line treatment in patients with non-small cell lung cancer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

Neither the filing of the press release as an exhibit to this Report nor the inclusion in the press release of a reference to our internet address shall, under any circumstances, be deemed to incorporate the information available at our internet address into this Report. The information available at our internet address is not part of this Report or any other report filed by us with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

Exhibit Number	Description

99.1	Press release, dated December 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron

Name:	Paul McBarron
Title:	Executive Vice President—Finance, Chief Financial Officer and Chief Operating Officer

Date: December 21, 2010